UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No. )

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Name of Registrant as Specified in Its Charter)

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of
Hatteras Alpha Hedged Strategies Fund
Hatteras Long / Short Equity Fund
Hatteras Long / Short Debt Fund
Hatteras Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(877) 569-2382

INFORMATION STATEMENT
September 7, 2011

This Information Statement is being furnished by the Board of Trustees (the “Board”) of Hatteras Alternative Mutual Funds Trust (the “Trust”), to the shareholders of its series, Hatteras Alpha Hedged Strategies Fund (“Alpha”), Hatteras Long / Short Equity Fund (“L/S Equity”), Hatteras Long / Short Debt Fund (“L/S Debt”) and Hatteras Hedged Strategies Fund (“Hedged Strategies”) (collectively, the “Funds”), in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”).  Under the Order, Hatteras Alternative Mutual Funds, LLC (the “Adviser”), the Funds’ investment adviser, may enter into and materially amend agreements with sub-advisers, subject to approval of the Board but without obtaining shareholder approval.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Background and Legal Analysis.  As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds, each a series of Underlying Funds Trust (“Underlying Funds”). The Adviser is responsible for selecting sub-advisers (“Sub-Advisers”) to manage the assets of the Underlying Funds in which each Fund invests.  The Sub-Advisers are engaged to manage the investments of the Underlying Funds in accordance with each Underlying Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board.  Each Sub-Adviser is responsible, subject to the supervision and control of the Adviser and the Board, for the purchase, retention and sale of securities in the portion of each Underlying Fund’s investment portfolio under its management.

In order to facilitate the efficient supervision and management of the Sub-Advisers by the Adviser and the Board, the Trust and the Adviser applied for, and the SEC approved, the Order, which permits the Adviser, subject to certain conditions and approval by the Board but without shareholder approval, to hire new Sub-Advisers, change the terms of particular agreements with Sub-Advisers or continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement.  As a condition of the Order, the Adviser is obligated to provide shareholders with certain information regarding each Sub-Adviser in the form of an information statement (the “Information Statement”) meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended, except as modified to permit aggregate fee disclosure.  This Information Statement is being provided in light of the Board’s approval of the new sub-advisory agreement described below.

On May 23, 2011, at an in-person meetings of the Board, a majority of the Board, including a majority of Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), after having met in an executive session with independent counsel, voted to approve each sub-advisory agreement (the “Sub-Advisory Agreements”) by and among the Adviser, the Underlying Funds Trust, on behalf of the Underlying Funds, and each of the following Sub-Advisers:

Name of Sub-Adviser
Coe Capital Management, LLC
Sound Point Capital Management, L.P.
SW Asset Management, LLC

 The form of Sub-Advisory Agreement that the Board approved is attached at Exhibit A.

On May 23, 2011, the Board, in approving the Sub-Advisory Agreements, determined that the terms and conditions of the Sub-Advisory Agreements were fair to, and in the best interests of, each Fund and its respective shareholders.  The Board relied on materials received from each Sub-Adviser and written analysis regarding each Sub-Adviser prepared by the Adviser.  The specific considerations of the Board regarding each of the Sub-Advisory Agreements are set forth below.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Coe Capital Management, LLC (“Coe”).  Coe is located at 9 Parkway North, Suite 325, Deerfield, IL 60015, and is a registered investment adviser.  Coe provides portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and corporations. Mark D. Coe and Shari E. Coe are the control persons of Coe, each with an ownership interest in excess of 25%.

In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of Coe’s fundamental, long/short equity strategy within the current strategies employed by the Underlying Funds and its potential contribution to the Funds’ overall performance.  The Board also considered that Coe has been registered with the SEC since 1999.  The Board expressed its satisfaction with Coe’s presentation and responses to all of the Board’s questions.  The Board acknowledged the representations from the Trust’s Chief Compliance Officer that Coe’s policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory.  The Board noted that the Adviser was not aware of any regulatory or compliance issues with regard to Coe.

In addition to the considerations set forth above, the Trust’s Chief Compliance Officer stated that: (a) Coe had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) Coe had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics.

The Board noted that no changes were proposed to the compensation to be paid to Coe under the new Sub-Advisory Agreement, and that, because of the fee structure of the Funds, the engagement of Coe as a sub-adviser would have no impact on the fees and expenses paid by the Funds.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Sound Point Capital Management, L.P. (“Sound Point”).   Sound Point is located at 1185 Avenue of the Americas, 36th Floor, New York, NY 10036, and is a registered investment adviser.  Sound Point provides portfolio management services to high net worth individuals, investment companies, other pooled investment vehicles and trusts.  Stephen J. Ketchum and Eclipse Holdings, LLC, Limited Partner, are the control persons of Sound Point, each with an ownership interest in excess of 25%.

In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of Sound Point’s fundamental and research intensive investment process within the current strategies employed by the Underlying Funds and its potential contribution to the Funds’ overall performance.  The Board also considered that Sound Point is a smaller, emerging firm, but that it is backed by a larger firm which provides it with stability.  The Board expressed its satisfaction with Sound Point’s presentation and responses to all of the Board’s questions.  The Board acknowledged the representations from the Trust’s Chief Compliance Officer that Sound Point’s policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory.  The Board noted that the Adviser was not aware of any regulatory or compliance issues with regard to Sound Point.

In addition to the considerations set forth above, the Trust’s Chief Compliance Officer stated that: (a) Sound Point had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) Sound Point had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics.

The Board noted that, because of the fee structure of the Funds, the engagement of Sound Point as a sub-adviser would have no impact on the fees and expenses paid by the Funds.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with SW Asset Management, LLC (“SW”).  SW is located at 23 Corporate Plaza Drive, Suite 130, Newport Beach, CA 92660, and is a registered investment adviser.  SW provides portfolio management services to investment companies and other pooled investment vehicles.  David C. Hinman and Raymond T. Zucaro are the control persons of SW, each with an ownership interest in excess of 25%.

In approving the Sub-Advisory Agreement, the Board considered the favorable portfolio fit of SW’s long/short global credit strategy within the current strategies employed by the Underlying Funds and its potential contribution to the Funds’ overall performance.  The Board expressed its satisfaction with SW’s presentation and responses to all of the Board’s questions.  The Board acknowledged the representations from the Trust’s Chief Compliance Officer that SW’s policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory.  The Board noted that the Adviser was not aware of any regulatory or compliance issues with regard to SW.

In addition to the considerations set forth above, the Trust’s Chief Compliance Officer stated that: (a) SW had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) SW had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics.

The Board noted that, because of the fee structure of the Funds, the engagement of SW as a sub-adviser would have no impact on the fees and expenses paid by the Funds.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, concluded that, without exception, (i) the nature and scope of the services to be provided was reasonable and appropriate in relation to the advisory fee and that the level and quality of services to be provided by each Sub-Adviser was reasonably expected to be high, and (ii) the approval of the Sub-Advisory Agreements would be in the best interests of the Funds and their respective shareholders.  The Board also considered the cost of services and the structure of the Sub-Advisers’ fees, noting that the Sub-Advisers’ fees are paid out of the Adviser’s fee and, therefore, engagement of the Sub-Advisers had no impact on the fees and expenses paid or incurred by the Funds.  Based on the foregoing, a majority of the Board, including a majority of the Independent Trustees, after having met in an executive session with independent counsel, voted to approve the Sub-Advisory Agreements.

Summary of the Sub-Advisory Agreements.  The following description is only a summary of the material terms of the Sub-Advisory Agreements.  A form of the Sub-Advisory Agreement is attached at Exhibit A and should be referenced for its specific terms.  The Sub-Advisory Agreement with Coe is dated June 24, 2011.  The Sub-Advisory Agreement with Sound Point is dated July 20, 2011.  The Sub-Advisory Agreement with SW is dated June 21, 2011.  The Sub-Advisory Agreements will each have an initial term of two years as permitted by the 1940 Act.  Each of the Sub-Advisers relies upon respective portfolio managers for the day-to-day management of the portion of the Underlying Funds’ portfolios that it manages.  The Sub-Advisory Agreements provide that following the initial term of two years, each will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board and by a majority of the Independent Trustees at an in-person meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreements are each terminable at any time without penalty, on sixty days written notice and will terminate automatically in the event of an assignment (as defined by the 1940 Act).  The Adviser will pay each Sub-Adviser monthly an annual fee based upon the average daily net assets of the Underlying Funds allocated to that Sub-Adviser from the 1.75% advisory fee paid to the Adviser pursuant to its investment advisory agreement with the Underlying Funds Trust dated September 15, 2009, as amended.  The Funds are not responsible for the payment of Sub-Advisory fees.

Compensation.  Set forth below is (i) the aggregate compensation paid to the Adviser and the Sub-Advisers, expressed in dollars and as a percentage of net assets of the Trust and each Fund, during the fiscal year ended December 31, 2010, and (ii) the annualized compensation to be paid to the Adviser and the Sub-Advisers, expressed in dollars and as a percentage of net assets of the Trust and each Fund, for the fiscal year ending December 31, 2011:

	Aggregate Dollar Amount	As a Percentage of Average Net Assets of the Trust	As a Percentage of Average Net Assets of Alpha	As a Percentage of Average Net Assets of L/S Equity	As a Percentage of Average Net Assets of L/S Debt	As a Percentage of Average Net Assets of Hedged Strategies
Fiscal Year Ended December 31, 2010	$8,419,354	2.91%	2.91%	N/A	N/A	N/A
Fiscal Year Ended December 31, 2011	$8,468,639	2.14%	2.27%	1.87%	1.85%	1.89%

None of the Sub-Advisers is an affiliated person, as defined in section 3(a)(3) of the 1940 Act, of the Trust or the Adviser, other than by reason of serving as a sub-adviser.

Management of the Sub-Advisers.  Set forth below are the names and principal occupations of the principal executive officers and directors (or persons engaged in similar roles) of each Sub-Adviser and the addresses of each are the same as those provided above for the respective Sub-Adviser.

Sub-Adviser	Name	Principal Occupation/Title
Coe	Mark D. Coe Shari E. Coe Karen J. Scott Jonathan S. Yaffe	Managing Member Member Chief Compliance Officer Chief Operating Officer
Sound Point	Kevin P. Gerlitz Stephen J. Ketchum SPC Partners GP, LLC	Chief Financial Officer, Chief Compliance Officer Chief Executive Officer General Partner
SW	David C. Hinman Raymond T. Zucaro Robert S. Venable	Managing Member Managing Member Chief Compliance Officer

Other Registered Investment Companies Advised or Sub-Advised by the Sub-Advisers.  Neither Sound Point or SW currently acts as adviser or sub-adviser to any registered investment company (mutual fund) having similar investment objectives to the Underlying Funds allocated to the respective Sub-Adviser.  However; Coe currently acts as sub-adviser to the Van Eck Funds Multi-Manager Alternatives Fund, a mutual fund with a similar investment objective as the Underlying Funds allocated to Coe. The table below states the approximate size of this mutual fund as of July 31, 2011, the current approximate advisory fees paid by Van Eck to its sub-advisers for the mutual fund as a percentage of average daily net assets and any applicable fee waivers or expense reimbursements.

Fund	Net Assets as of July 31, 2011	Advisory Fee Rate	Applicable Fee Waiver or Expense Reimbursement
Van Eck Funds Multi- Manager Alternatives Fund	$59.9 million	0.44%	Not applicable; Coe is sub-adviser to the Fund.

Information about the Funds.  The Trust, on behalf of the Funds, is required by Federal law to file reports, proxy materials and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a website that contains information about the Funds (www.sec.gov).  Any such reports, proxy materials and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.  The public may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

Other Information. As noted above, the Funds’ investment adviser is Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615.  Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is an affiliate of the Adviser.   Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the Funds’ sub-distributor pursuant to a sub-distribution agreement with the Funds and the Distributor.  In addition to serving as the Funds’ administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the Funds’ transfer and dividend disbursing agent, and is an affiliate of Quasar.  USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as Custodian for the Funds’ securities and cash.

Reports to Shareholders.  COPIES OF THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUNDS, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (877) 569-2382.  THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV.

Management Ownership.  To the knowledge of the Funds’ management, as of the close of business on July 31, 2011, the officers and Trustees of the Trust owned, as a group, shares of the Funds as follows:

Fund	Ownership Percentage
Alpha	0.28%
L/S Equity	0.39%
L/S Debt	0.32%
Hedged Strategies	0.48%

 Share Ownership.  As of July 31, 2011 there were 30,012,466 shares of Alpha outstanding, 4,038,884 shares of L/S Equity outstanding, 4,645,019 shares of L/S Debt outstanding and 1,051,318 shares of Hedged Strategies outstanding.  To the knowledge of the Funds’ management, as of the close of business on July 31, 2011, the following persons owned of record 5% or more of the outstanding shares of each Fund:

Name and Address	Name of Fund	Number of Shares	% Ownership	Type of Ownership

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001	Hatteras Alpha Hedged Strategies Fund – No Load	10,361,632.304	37.60%	R
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Hatteras Alpha Hedged Strategies Fund – No Load	4,656,677.655	16.90%	R
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 Jersey City, NJ 07311	Hatteras Alpha Hedged Strategies Fund – No Load	2,375,565.227	8.62%	R
RBC Capital Markets, LLC 2159 E Shelby St. Seattle, WA 98122	Hatteras Alpha Hedged Strategies Fund – Class A	38,685.802	47.60%	R
UBS Financial Services, Inc. 28 Locust St. Apt 202 Bushwick, NY 11206	Hatteras Alpha Hedged Strategies Fund – Class A	5,329.305	6.56%	R
UBS Financial Services, Inc. 82 Prospect St. Madison, NJ 07940	Hatteras Alpha Hedged Strategies Fund – Class A	4,642.525	5.71%	R
UBS Financial Services, Inc. 353 Beacon St. Boston, MA 02116	Hatteras Alpha Hedged Strategies Fund – Class A	4,453.470	5.48%	R
Citigroup, Global Markets, Inc. 333 West 34th St. 3rd Floor New York, NY 10001	Hatteras Alpha Hedged Strategies Fund – Class C	367,686.63	15.86%	R
UBS Financial Services, Inc. 1031 Cove Road South Mamaroneck, NY 10543	Hatteras Long/Short Debt Fund – Class A	43,522.010	7.09%	R
UBS Financial Services, Inc. 4 Meadow Lane Saddle River, NJ 07458	Hatteras Long/Short Debt Fund – Class A	37,698.841	6.14%	R
Higgins Foundation PO Box 6769 Sheridan, WY 82801	Hatteras Long/Short Equity Fund – Class A	7,266.596	22.32%	B
UBS Financial Services, Inc. PO Box 810967 Boca Raton, FL 33481	Hatteras Long/Short Equity Fund – Class A	4,278.786	13.14%	R
Joseph C Widener c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Hatteras Long/Short Equity Fund – Class A	2,422.198	7.44%	B
Jill L Rudzik Qualified Annuity Tr c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Hatteras Long/Short Equity Fund – Class A	2,396.150	7.36%	B
UBS Financial Services, Inc. 1208 Northport Dr. Sarasota, FL 34242	Hatteras Long/Short Equity Fund – Class A	1,654.788	5.08%	R
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	Hatteras Hedged Strategies Fund – Institutional Class	868,380.153	82.60%	R
National Financial Services, LLC 200 Liberty St. New York, NY 10281	Hatteras Hedged Strategies Fund – Institutional Class	177,937.601	16.93%	R

Shareholder Proposals.  The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act.

Householding.  Only one copy of this Information Statement and other documents related to the Funds, such as proxy materials, prospectuses and annual and semi-annual shareholder reports, etc. is being delivered to two or more security holders who share an address, unless the Funds have received contrary instructions from one or more of the security holders.  Shareholders who wish to discontinue householding in the future, and shareholders sharing an address and receiving only one copy of this Information Statement, can request additional copies by calling 1-877-569-2382 or writing to Hatteras Alternative Mutual Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Important Notice regarding the Availability of Information Statement:  This Information Statement is available at http://www.hatterasmutualfunds.com.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this ___ day of _________, 2011, by and among Hatteras Alternative Mutual Funds, LLC, a Delaware limited liability company (the “Adviser”), ____________________, a ______________ (the “Sub-Adviser”), and the Underlying Funds Trust, a Delaware statutory trust (the “Trust”) on behalf of its series, _________________ (the “Fund”).

WHEREAS, the Trust and each series comprising the Trust, including the Fund (collectively, the “Funds”), have been formed for the purpose of creating a fund-of-funds structure with their affiliate, Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (“Hatteras Funds”), in which each series of Hatteras Funds, including any future series of Hatteras Funds, invests 100% of its assets in certain or all of the Funds; and

WHEREAS, by virtue of the fund-of-funds structure, the Sub-Adviser will indirectly serve as a sub-adviser to any series of Hatteras Funds which invests in the Fund; and

WHEREAS, the Trust, and therefore the Fund, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has been appointed investment adviser to the Fund, pursuant to an Investment Advisory Agreement dated September 15, 2009 (the “Advisory Agreement”), which has been approved by the Trust’s Board of Trustees (the “Board of Trustees”); and

WHEREAS, the Adviser has the authority to determine, in its sole discretion, the percentage of the Trust’s net assets (i) to be contributed into or subtracted from the Fund and (ii) to be advised by the Sub-Adviser; and

WHEREAS, the Adviser and the Trust desire to retain the Sub-Adviser to assist the Adviser in providing a continuous investment program for a portion of the Fund’s assets (designated herein as a “Separate Account”) and the Sub-Adviser is willing to do so; and

WHEREAS, the Board of Trustees has approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Adviser and the Trust hereby appoint the Sub-Adviser to serve as sub-adviser to the Adviser with respect to the Separate Account. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.            Advisory Services. Subject to the supervision of the Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s (i) registration statement filed with the Securities and Exchange Commission in effect on the date hereof and as amended or supplemented during the term of this Agreement and (ii) resolutions of the Board of Trustees applicable to the Fund.  The Fund shall provide the Sub-Adviser with written notice of any changes to such objective, policies and restrictions no less than 60 days prior to the effectiveness of any such change.

Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it:

(a)           will assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

(b)           will manage, in consultation with the Adviser, the Separate Account’s temporary investments in securities, cash and cash equivalents;

(c)           will place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

(d)           will consult with the Adviser on a continuous basis as to the Fund’s total assets which shall be invested in the Separate Account;

(e)           will attend regular business and investment-related meetings with the Board of Trustees and the Adviser, as requested by the Trust, the Adviser or both; and

(f)           will maintain books and records with respect to the securities transactions for the Separate Account, furnish to the Adviser and the Board of Trustees such periodic and special reports as they may reasonably request with respect to the Separate Account, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Board of Trustees’ meetings.

3.            Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it:

(a)           as part of its retention as a Sub-Adviser with respect to the investment of the Separate Account, a portion of the assets held by the Fund, as determined by the Adviser, is authorized by its governing documents to enter into this Agreement and the terms of this Agreement do not violate any obligation by which the Sub-Adviser is bound, whether arising by contract, operation of law or otherwise;

(b)           will maintain its status as a Registered Investment Adviser with the Securities and Exchange Commission;

(c)           will conform with all Rules and Regulations of the Securities and Exchange Commission;

(d)           will telecopy trade information to the Fund’s designated Fund Accountant no later than the first business day following the day of the trade and cause broker confirmations to be sent directly to the Fund’s designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be in accordance with the Fund’s existing procedures and as mutually agreed by the parties hereto;

(e)           will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except i) after prior written notification to the Trust, to respond to requests that are a part of routine regulatory audits or inspections or ii) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

(f)            will maintain its own Code of Ethics and report to the Adviser’s Compliance Officer any violation of such Code that pertains to the management of the Fund, via a periodic compliance certification;

(g)           will maintain its own compliance program or manual, pursuant to Rule 206(4) -7 of the Investment Advisors Act.  The Sub-Adviser will provide either the manual or a summary thereof, including updates thereto, to the Adviser’s Compliance Officer; and

(h)           provide written notice to the Adviser and the Board of Trustees of any change to the amount contributed by any officer, director, manager, owner or other key individual of the Sub-Adviser to the accounts or funds managed by the Sub-Adviser, as compared to the amount which has been previously represented to the Adviser or the Board of Trustees, promptly, but in no case later than three business days from the date of such change.

4.            Covenants by the Adviser and the Trust. The Adviser and the Trust agree with respect to the services provided to the Fund:

(a)           that the retention of the Sub-Adviser as investment adviser with respect to the Separate Account, is authorized by the governing documents relating to the Fund, and the terms of this Agreement do not violate any obligation by which the Fund is bound, whether arising by contract, operation of law or otherwise;

(b)           that the Sub-Adviser may use the Fund’s name on a representative client list.

5.            Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser or any employee, agent, manager or affiliated person of such person from acting as investment adviser or manager for any other person or persons, including other management investment companies or investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

6.           Separate Account Transactions. Investment decisions for the Separate Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When the Sub-Adviser seeks to purchase or sell  the same security at substantially the same time on behalf of the Separate Account and/or another investment company or account, the Sub-Adviser shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on an average price basis, and available investments will be allocated as to amount in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution on an overall basis for all the Sub-Adviser’s clients.

The Sub-Adviser shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund’s policies and restrictions regarding brokerage allocations. If applicable, the Sub-Adviser shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser or the Sub-Adviser or any affiliated person of either thereof; except as permitted by Rules and Regulations of the Securities and Exchange Commission.

7.           Covenants by the Adviser. The Adviser agrees with respect to the services provided to the Adviser hereunder that the Adviser will conform to the applicable Rules and Regulations of the Securities and Exchange Commission.

8.           Certain Representations and Warranties. Each of the parties hereto represents and warrants to the other that, as of the date hereof; this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to the services provided by the Sub-Adviser hereunder.

10.           Expenses. During the term of this Agreement, the Sub-Adviser will pay its own expenses incurred in connection with the performance of its obligations under this Agreement. Nothing herein, however, shall be deemed to require the Sub-Adviser to pay any expenses of the Fund or the Adviser.

11.           Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement the Adviser will pay to the Sub-Adviser, as compensation for the services provided by the Sub-Adviser under this Agreement, a monthly fee equal to _______ (on an annualized basis) of the average net assets of the Separate Account, plus any leveraged amount applied to the Separate Account by the Adviser. The Adviser shall pay the Sub-Adviser as soon as practical after the last day of each calendar month, but no later than five (5) business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Separate Account in accordance with the Fund’s prospectus.

12.          Standard of Care: Limitation of Liability: Limited Indemnity.  The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Fund further agrees to indemnify, defend and hold the Sub-Adviser, and its managers, officers, directors, equityholders, employees and agents (“Related Persons”), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Adviser to the Fund, or in connection with the past or present performance of services to the Fund in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Adviser in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Adviser and/or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Adviser or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Adviser, the Fund or both may have under any such federal or state securities laws.

13.           Reference to the Sub-Adviser. Neither the Adviser nor any affiliate or agent of it shall make reference to this Agreement or use the name of the Sub-Adviser or any of its affiliates except with respect to references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those typically included in a proxy statement or annual report of the Fund, or the Fund’s registration statement and any advertising or promotional materials, provided such materials are FINRA compliant, without the prior approval of the Sub-Adviser.

14.           Duration and Termination. Unless sooner terminated, this Agreement shall be for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of Trustees provided that its continuance also is approved by a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days’ written notice, by the Board of Trustees, by the Adviser or by the Sub-Adviser or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(e), 9, 11, 12 and 13 shall survive any termination or expiration.

15.           Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the members of the Board of Trustees who are not interested persons of the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

16.          Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Sub-Adviser at:

_____________________
_____________________
_____________________

To the Adviser at:

Hatteras Alternative Mutual Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
Facsimile:  (919) 846-3433

To the Board of Trustees or the Fund at:

Hatteras Alternative Mutual Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
Facsimile:  (919) 846-3433

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention:  Thomas R. Westle, Esq.
Facsimile: (917) 332-3817

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile; (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) business day after the date of the mailing thereof.

               17.           Proxy Voting.  The Sub-Adviser is authorized to vote proxies received on securities held in the Separate Account.  The Adviser and the Trust represent that proxy voting authority is not expressly reserved to any other party under the documents governing the Funds. All proxies will be voted in accordance with the Adviser’s written policy in effect from time to time, receipt of which the Sub-Adviser hereby acknowledges.  The Adviser and the Trust shall instruct the Fund’s custodian to forward promptly to the Sub-Adviser receipt of such communications and to follow the Sub-Adviser’s instructions concerning the same.  The Sub-Adviser shall not be responsible for voting proxies not timely received by the Sub-Adviser.

               18.           Legal Proceedings. The Sub-Adviser will not advise or act for the Adviser of the Fund in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held in the Fund or the issuers of these securities, without the prior written consent of the Adviser.

               19.           Force Majeure. In addition, and without limiting any other provision of this Agreement, the Sub-Adviser shall not be liable for (i) force majeure or other events beyond the control of the Sub-Adviser, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Adviser or other causes commonly known as “acts of god”, whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Adviser.

               20.            Limits on Obligations.  Notwithstanding anything to the contrary in this Agreement, in no event will the Sub-Adviser be obligated to effect any transaction or instruction it believes (without verification or inquiry) would violate any law, rule or regulation; the rules or regulations of any regulatory or self-regulatory body; or the Sub-Adviser’s legal, regulatory, or operational policies and procedures; provided, however, that the Sub-Adviser must provide the Adviser written notice of its decision not to effect a transaction within one business day of such decision.

21.   Miscellaneous. Neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.   Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

23.           Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

24.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

______________________

By: _____________________________
Name:
Title:

Hatteras Alternative Mutual Funds, LLC

By: _____________________________
Name:
Title:

Underlying Funds Trust

By: _____________________________
Name:
Title: